Exhibit 99.1

Aerohive Networks Reports Record Revenue of $47.6 Million

for Second Quarter 2016

Represents Growth of 29% Year over Year

MILPITAS, CA — August 3, 2016 — Aerohive Networks® (NYSE: HIVE), a leader in cloud networking and enterprise Wi-Fi, today announced financial results for its second quarter ended June 30, 2016.

Financial Summary

Total revenue for the second quarter of 2016 was $47.6 million, an increase of 29% compared with $36.8 million for the second quarter of 2015 and an increase of 19% compared with $40.1 million for the first quarter of 2016. Software subscription and services revenue was $8.1 million, or 17% of total revenue for the quarter, compared with $6.1 million, or 17% of total revenue, for the second quarter of 2015.

For the second quarter of 2016, GAAP net loss was $7.4 million, compared with $10.8 million in the second quarter of 2015. GAAP gross margin was 67.5%, compared with 67.0% in the year-ago period.

Non-GAAP net loss for the second quarter of 2016 was $1.0 million, compared with $6.3 million in the second quarter of 2015. Non-GAAP gross margin was 68.3%, compared with 67.7% in the year-ago period.

A description of the non-GAAP calculations and a reconciliation to comparable GAAP financial measures are provided in the accompanying table entitled “Reconciliation of GAAP to Non-GAAP Financial Measures.”

“We delivered record results in Q2 through strong execution in the face of some market headwinds, leading to our fifth consecutive quarter of exceeding expectations on both the top and bottom line and continued progress toward non-GAAP operating profitability,” stated David Flynn, President and Chief Executive Officer. “I am also pleased with the significant progress we made in our business to strengthen our channels and product offerings, including the introduction of 7 new products in Q2.”

Conference Call Information

Aerohive Networks will host a conference call and webcast for analysts and investors to discuss its second quarter 2016 results and outlook for its third quarter of 2016 at 2:00 pm Pacific Time today, August 3, 2016. The call may be accessed by dialing 1- 888-481-2877 (toll free) or 1-719-325-2215 (international) and providing the passcode 5904489. A live audio webcast of the conference call will be accessible from the “Investor Relations” section of the Company’s website at http://ir.aerohive.com. An audio replay of the call may be accessed at the same location after completion of the live call.

Safe Harbor Statement

This press release contains forward-looking statements, including statements regarding Aerohive Networks’ financial expectations and operating performance and expectations for continued momentum, including statements regarding the progress we made in our business to strengthen our channels and product offerings and our continued progress toward non-GAAP operating profitability. These forward-looking statements are based on current expectations and are subject to inherent uncertainties, risks and changes in circumstances that are difficult or impossible to predict. The actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of these uncertainties, risk and changes in circumstances, including, but not limited to, risks and uncertainties related to: our ability to continue to attract, integrate, retain and train skilled personnel, especially skilled R&D and sales personnel, in general and in specific regions, our ability to develop and expand our sales capacity and improve the effectiveness of our channel, our ability to improve our operating and sales execution, general demand for wireless networking in the industry verticals targeted or demand for Aerohive products in particular, our ability to benefit from our participation in the E-Rate program, unpredictable and changing market conditions, risks associated with the deployment, performance and adoption of new products and services, risks associated with our growth, competitive pressures from existing and new companies, including pricing pressures, changes in the mix and selling prices of Aerohive products, technological change, product development delays, reliance on third parties to manufacture, warehouse and timely deliver Aerohive products or international operations, our inability to protect Aerohive intellectual property or to predict or limit exposure to third party claims relating to its or Aerohive’s intellectual property, Aerohive’s limited operating history, particularly as a public company, Aerohive’s ability to make appropriate, timely and beneficial decisions as to when, how, and whether to purchase shares under the stock repurchase program, alternative uses of Aerohive’s capital and general market, political, regulatory, economic and business conditions in the United States and internationally.

Additional risks and uncertainties that could affect Aerohive’s financial and operating results are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” in the Company’s recent annual report on Form 10-K and quarterly report on Form 10-Q. Aerohive’s SEC filings are available on the Investor Relations section of the Company’s website at http://ir.aerohive.com and on the SEC’s website at www.sec.gov. All forward-looking statements in this press release are based on information available to the Company as of the date hereof, and Aerohive Networks disclaims any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

Adjustments to Comparable Periods

Effective in the first quarter of 2016, Aerohive began to defer sales commission expense, recognizing sales commissions in the same period that the revenue is recognized. Previously, Aerohive recognized sales commission expense in the period in which an order was booked. The comparable periods in the accompanying financial tables reflect this change.

Non-GAAP Financial Measures

Aerohive’s reported second quarter 2016 results include certain non-GAAP financial measures, including:

•	non-GAAP gross profit and non-GAAP gross margin;

•	non-GAAP product gross margin and non-GAAP software subscription and service gross margin;

•	non-GAAP operating expenses and non-GAAP functional expenses;

•	non-GAAP operating expenses percentage and non-GAAP functional expenses percentage;

•	non-GAAP operating loss and non-GAAP operating loss percentage; and

•	non-GAAP net loss and non-GAAP net loss per share.

The Company defines non-GAAP financial measures to exclude share-based compensation, adjustment to internal-use software amortization, and certain charges related to litigation and headquarter relocation expense.

The Company has included non-GAAP financial measures in this press release because the Company believes they are key measures used to evaluate the business, measure performance, identify trends affecting the business, formulate financial projections and make strategic decisions. In particular, the exclusion of certain expenses in calculating these non-GAAP financial measures can provide a useful measure for period-to-period comparisons of the Company’s core business.

Although non-GAAP financial measures are frequently used by investors in their evaluations of companies, these non-GAAP financial measures have limitations in that they do not reflect all of the amounts associated with the Company’s results of operations, as determined in accordance with GAAP. Some of these limitations are:

•	the non-GAAP measures do not consider the expense related to stock-based compensation, which is an ongoing expense for the Company;

•	although amortization is a non-cash charge, the assets being amortized often will have to be replaced in the future, and non-GAAP net loss, and non-GAAP loss per share do not reflect any cash requirement for such replacements;

•	pending securities litigation may continue for an extended duration and excluding the associated expense does not reflect the impact on our ongoing operations over this period of the cash requirement to defend such litigation;

•	headquarter relocation expense includes one time charges related to the cease-use loss upon vacating buildings of our prior headquarter and double rent and utilities expenses during the transition to our new headquarter facility and excluding those will provide a useful measure for period-to-period comparisons; and

•	other companies, including companies in our industry, may calculate these non-GAAP financial measures differently, which reduces their usefulness as a comparative measure.

Because of these limitations, you should consider non-GAAP financial measures only together with other financial performance measures, including various cash flow metrics, net loss and other GAAP results.

A reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis due to the high variability and low visibility with respect to the charges that are excluded from these non-GAAP measures.

About Aerohive Networks

Aerohive (NYSE: HIVE) enables our customers to simply and confidently connect to the information, applications, and insights they need to thrive. Our simple, scalable, and secure platform delivers mobility without limitations. For our customers worldwide, every access point is a starting point. Aerohive was founded in 2006 and is headquartered in Milpitas, CA. For more information, please visit http://www.aerohive.com, call us at 408-510-6100, follow us on Twitter @Aerohive, subscribe to our blog, join our communityor become a fan on our Facebook page.

“Aerohive” and “HiveManager” are registered trademarks of Aerohive Networks, Inc. All product and company names used herein are trademarks or registered trademarks of their respective owners. All rights reserved.

Investor Relations Contact:

Melanie Solomon

The Blueshirt Group

(408) 769-6720

ir@aerohive.com

AEROHIVE NETWORKS, INC.

Condensed Consolidated Statements of Operations

(unaudited, in thousands, except share and per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
		(As Adjusted)*		(As Adjusted)*
Revenue:
Product	$39,536	$30,751	$71,992	$51,231
Software subscription and services	8,095	6,085	15,767	11,422

Total revenue	47,631	36,836	87,759	62,653

Cost of revenue (1):
Product	12,413	9,619	22,852	16,427
Software subscription and services	3,050	2,526	5,953	4,354

Total cost of revenue	15,463	12,145	28,805	20,781

Gross profit	32,168	24,691	58,954	41,872
Operating expenses:
Research and development (1)	10,562	8,883	20,772	16,393
Sales and marketing (1)	21,322	20,195	42,390	38,689
General and administrative (1)	7,725	6,206	15,620	12,453

Total operating expenses	39,609	35,284	78,782	67,535

Operating loss	(7,441)	(10,593)	(19,828)	(25,663)
Interest income	117	19	236	33
Interest expense	(110)	(173)	(236)	(927)
Other income, net	90	19	106	154

Loss before income taxes	(7,344)	(10,728)	(19,722)	(26,403)
Income tax provision	(68)	(99)	(213)	(207)

Net loss	$(7,412)	$(10,827)	$(19,935)	$(26,610)

Net loss attributable to common stockholders	$(7,412)	$(10,827)	$(19,935)	$(26,610)

Net loss per share allocable to common stockholders, basic and diluted	$(0.15)	$(0.23)	$(0.40)	$(0.57)

Weighted-average shares used in computing net loss per share allocable to common stockholders, basic and diluted	49,798,994	46,888,236	49,467,667	46,595,172

(1) Includes stock-based compensation as follows:

Cost of revenue	$321	$217	$593	$382
Research and development	1,366	1,001	2,711	1,987
Sales and marketing	2,063	1,727	3,831	3,224
General and administrative	1,704	1,419	3,215	2,593

Total stock-based compensation	$5,454	$4,364	$10,350	$8,186

*	Certain amounts have been adjusted for the retrospective changes in accounting policy for sales commissions.

AEROHIVE NETWORKS, INC.

Condensed Consolidated Balance Sheets

(unaudited, in thousands, except share and per share amounts)

	June 30,	December 31,
	2016	2015
		(As Adjusted)*
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$39,337	$45,741
Short-term investments	39,642	46,593
Accounts receivable, net	29,493	22,824
Inventories, net	14,652	10,775
Prepaid expenses and other current assets	12,399	7,613
Deferred cost of goods sold	441	757

Total current assets	135,964	134,303
Property and equipment, net	9,929	9,156
Goodwill	513	513
Other assets	5,382	3,680

Total assets	$151,788	$147,652

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$17,085	$15,140
Accrued liabilities	16,878	11,856
Debt, current	20,000	—
Deferred revenue, current	29,792	27,893

Total current liabilities	83,755	54,889
Debt, non-current	—	20,000
Deferred revenue, non-current	33,607	31,369
Other liabilities	1,747	463

Total liabilities	119,109	106,721
Commitments and contingencies
Stockholders’ equity:
Preferred stock	—	—
Common stock	51	49
Additional paid–in capital	244,340	231,289
Treasury stock	(1,451)	—
Accumulated other comprehensive gain (loss)	20	(61)
Accumulated deficit	(210,281)	(190,346)

Total stockholders’ equity	32,679	40,931

Total liabilities and stockholders’ equity	$151,788	$147,652

*	Certain amounts have been adjusted for the retrospective changes in accounting policy for sales commissions.

AEROHIVE NETWORKS, INC.

Condensed Consolidated Statements of Cash Flows

(unaudited, in thousands)

	Six Months Ended June 30,
	2016	2015
		(As Adjusted)*
Cash flows from operating activities
Net loss	$(19,935)	$(26,610)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,795	1,602
Stock-based compensation	10,350	8,186
Other	224	296
Changes in operating assets and liabilities:
Accounts receivable	(6,669)	3,912
Inventories	(3,877)	(3,582)
Prepaid expenses and other current assets	(4,470)	(1,671)
Other assets	(202)	(420)
Accounts payable	1,095	1,791
Accrued liabilities	5,097	189
Other liabilities	226	(119)
Deferred revenue	4,137	4,826

Net cash used in operating activities	(12,229)	(11,600)

Cash flows from investing activities
Purchases of property and equipment	(735)	(936)
Capitalized software development costs	—	(1,913)
Maturities and sales of short-term investments	11,400	—
Purchases of short-term investments	(4,592)	—
Investment in privately held company	(1,500)	—

Net cash provided by (used in) investing activities	4,573	(2,849)

Cash flows from financing activities
Proceeds from exercise of vested stock options	353	866
Proceeds from employee stock purchase plan	2,890	2,271
Payment for shares withheld for tax withholdings on vesting of restricted stock units	(540)	(1,367)
Payment to repurchase common stock	(1,451)	—
Proceeds from issuance of debt	—	10,000
Repayments of debt	—	(10,000)

Net cash provided by financing activities	1,252	1,770

Net decrease in cash and cash equivalents	(6,404)	(12,679)
Cash and cash equivalents at beginning of period	45,741	98,044

Cash and cash equivalents at end of period	$39,337	$85,365

*	Certain amounts have been adjusted for the retrospective changes in accounting policy for sales commissions

AEROHIVE NETWORKS, INC.

Reconciliation of GAAP Net Loss to Non-GAAP Net Loss

(unaudited, in thousands, except share and per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
		(As Adjusted)*		(As Adjusted)*
Net Loss Reconciliation:
GAAP net loss	$(7,412)	$(10,827)	$(19,935)	$(26,610)

Stock-based compensation adjustment to internal-use software amortization — Cost of revenue – Software subscription and services	35	35	70	35
Stock-based compensation — Cost of revenue – Product	62	33	114	65
Stock-based compensation — Cost of revenue – Software subscription and services	259	184	479	317

Total adjustment to Cost of Revenue	356	252	663	417

Stock-based compensation — Research and development	1,366	1,001	2,711	1,987
Stock-based compensation — Sales and marketing	2,063	1,727	3,831	3,224
Stock-based compensation — General and administrative	1,704	1,419	3,215	2,593
General and administrative:
Charges related to pending securities litigation	70	86	1,446	86
One-time charges related to headquarter relocation	890	—	890	—

Total adjustment to Operating Expenses	6,093	4,233	12,093	7,890

Non-GAAP net loss	$(963)	$(6,342)	$(7,179)	$(18,303)

Basic and diluted net loss per share on a Non-GAAP basis	$(0.02)	$(0.14)	$(0.15)	$(0.39)

Weighted average shares used in computing Non-GAAP basic and diluted net loss per share	49,798,994	46,888,236	49,467,667	46,595,172

*	Certain amounts have been adjusted for the retrospective changes in accounting policy for sales commissions

The foregoing adjustments may also be relevant to evaluating the Company’s other non-GAAP final measures.